                         CONSENT OF INDEPENDENT AUDITORS

We consent  to the  reference  to our firm in Exhibit A to the  Prospectus/Proxy
Statement  and to the use of our reports on UBS U.S.  Small Cap Growth  Fund,  a series of The UBS Funds, dated August 13, 2003 and UBS Enhanced Nasdaq-100 Fund, a series of UBS Mutual Funds Securities Trust, dated November 8, 2002, which are incorporated  by  reference,  in this  Registration  Statement  (Form  N-14  No.
33-47287 and 811-6637) of The UBS Funds.

                                                /s/ ERNST & YOUNG LLP

New York, New York
September 16, 2003